[GRAPHIC]

January 31, 2003

Oppenheimer
New Jersey
Municipal Fund

                                   Semiannual
                                     Report
                                  ------------
                                   Management
                                  Commentaries

[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Dividend distributions to shareholders increased five times, thanks to an investment strategy that focuses on yield, diversification and advanced risk management."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer New Jersey Municipal Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.

Fund Highlight
As of January 31, 2003, the Fund's Class A distribution yield of 5.52% (without sales charges) was higher than the 4.15% average distribution yield of the 54 New Jersey Municipal Debt funds, according to Lipper, Inc. 1

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Managers

 8  Financial
    Statements

25  Trustees and Officers

Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -1.04%       -5.74%
---------------------------------
Class B   -1.42        -6.23
---------------------------------
Class C   -1.33        -2.29

---------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    3.73%       -1.19%
---------------------------------
Class B    2.95        -1.99
---------------------------------
Class C    2.95         1.96

---------------------------------
Standardized Yields 2
          For the 30 Days
          Ended 1/31/03
---------------------------------
Class A    6.50%
---------------------------------
Class B    6.04
---------------------------------
Class C    6.05

1. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. As of 1/31/03, Oppenheimer New Jersey Municipal Fund (Class A shares) provided a distribution yield of 5.26% at Maximum Offering Price (that is, with sales charges deducted). Falling NAVs will tend to artificially raise yields. As of 1/31/03, Lipper, Inc. ranked the Fund's total return #41/52 funds and #45/47 funds for the 1- and 5-year periods, respectively. All performance information provided represents past performance and is not predictive of future investment performance.
2. Standardized yield is based on net investment income for the 30-day period ended January 31, 2003. Falling share prices will tend to artificially raise yields.
Past performance does not guarantee future results.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
     In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
     Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
     We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
     We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ JOHN V. MURPHY
John V. Murphy
February 24, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

[PHOTO]
John V. Murphy
President
Oppenheimer
New Jersey
Municipal Fund

1  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How did Oppenheimer New Jersey Municipal Fund perform during the six-month period that ended January 31, 2003?
A. When the Rochester Municipal Investment Team assumed management of the Fund in July 2002, we attempted to increase the Fund's yield in order to improve long-term total return potential. We are pleased to report that since that time, the Fund's monthly dividend distribution to shareholders was increased from 4.17 cents to 5.30 cents per share, a 27% increase.

How did you increase the yield?
Our approach emphasizes yield instead of duration management (i.e., focusing on interest-rate moves) or capital appreciation. The total return of a bond or bond fund has two components: current income and capital appreciation/depreciation. Over the long-term, current income usually accounts for most, if not all, of total return for fixed-income securities. Thus, we believe that capturing as much tax-free yield as possible is the more reliable way to realize solid total return for the Fund in the long run.
     With that in mind, we own few bonds issued by the largest, better-known issuers, because they rarely provide a yield advantage. Instead, we look to lesser-known bonds, including those issued in small amounts or by smaller issuers, for their higher yields. Although these bonds may be unrated, this doesn't mean they are poor credit risks. We also include premium-coupon, callable bonds in the portfolio. Applying the right mix of research and management, we believe we can minimize the risks associated with these kinds of issues and add value for investors.

What investments did you add to Oppenheimer New Jersey Municipal Fund during the period?
During this period we found opportunity in tobacco bonds. These bonds are A-rated by three different rating agencies--with which our extensive, in-house research concurs--but offer yields commensurate with BBB-rated bonds. Securitizing a state's share

[SIDEBAR]

Portfolio Management
Team
Ron Fielding
Dan Loughran

2 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND of legal settlements from tobacco-related lawsuits is a relatively recent offering in the municipal bond market. Despite their investment-grade ratings, issuers must offer higher yields to attract investors.
     Another sector that we believe offers greater yield with little or no additional risk is higher education. Credit rating agencies often assign low credit ratings to bonds in this sector, yet defaults are very infrequent. In this category, we sought an added layer of security--for example, a first mortgage on property--that further mitigates credit risk.
     Similarly, we purchased well-secured airline bonds. We increased our investment in Continental Airlines bonds secured by gate receipts at Newark Airport. We also bought bonds issued by the Port Authority of New York and New Jersey and backed by Delta's gate receipts at La Guardia Airport. Exemplifying the collateral strength of gates and terminals, US Airways and Untied Airlines both continue to pay interest and principal payments on all of their bonds secured by such assets, despite bankruptcy.
     The addition of premium-coupon, callable bonds also boosted the Fund's yield. When a municipal bond is callable, the market acts as if the certainty of it being called were 100%. Yet many such bonds remain outstanding for years after the issuer is first permitted to exercise the call option. While we pay a premium for these callable bonds, we also earn a high rate of return for months, if not years. The end result of all these additions is a more diversified, yield-focused fund that is designed to perform well in most any economic environment.

What change is being made to the Fund's dividend payment policy?
Beginning in March 2003, Oppenheimer New Jersey Municipal Fund will pay its monthly dividend on the last Tuesday of the month that falls in a week containing a Friday. Our understanding is that many Fund shareholders rely on dividends for income,

[SIDEBAR]

"Even in a weakened economy, we believe New Jersey's bond market should remain relatively strong and stable."

3  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

and to provide cash to help meet those "end-of-the-month" bills. Moving the pay date closer to month end should help even out monthly flows for the Funds' shareholders.

What is your outlook for New Jersey's economy?
As with most of the nation, economic conditions in New Jersey exhibited only modest signs of growth in 2002, and it seems they will be much the same in 2003. However, that is not necessarily a problem for the state's municipal bond market. New Jersey is a high-tax, high-income state where demand for tax-exempt income is consistently strong. Even though bond issuance rose in 2002, demand for municipal bonds adequately satisfied supply, keeping prices relatively high (as compared to other states). Like most states and the federal government, New Jersey faces a 2003 budget that could lead to yet another increase in supply, but we believe the demand for tax-exempt income will be sufficient to absorb the additional volume, maintaining relative prices and keeping the market stable.

What is your outlook for the Fund?
Our management style prefers very broad diversification of securities as it relates to credit, maturity, coupon and call features. While we are well on the way to that broad goal, we're not there yet. Since New Jersey issues fewer of our favored holdings--small, higher-yielding issues--than other states, it will take us some time to uncover the best opportunities. In the meantime, we believe the Fund is well positioned to generate strong current income no matter what direction the economy moves, making Oppenheimer New Jersey Municipal Fund a part of The Right Way to Invest.

Average Annual Total Returns with Sales Charge
For the Periods Ended 12/31/02 3

Class A             Since
1-Year      5-Year  Inception
-----------------------------
4.24%       3.02%   4.39%

Class B             Since
1-Year      5-Year  Inception
-----------------------------
3.61%       2.94%   4.44%

Class C     Since
1-Year      5-Year  Inception
-----------------------------
7.61%       3.26%   4.58%

3. See Notes on page 6 for further details.

4  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Top Five Industries 5
-------------------------------------------------------------
Higher Education                                        21.7%
-------------------------------------------------------------
Tobacco                                                 21.0
-------------------------------------------------------------
Airlines                                                11.5
-------------------------------------------------------------
Adult Living Facilities                                  9.4
-------------------------------------------------------------
Hospital/Health Care                                     6.2


[PIE CHART]

Credit Allocation 4

o AAA             11.1%
o AA               1.4
o A               30.8
o BBB             35.3
o BB               5.8
o B                5.7
o CCC              1.3
o Not Rated        8.6

4. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rating securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on total market value of investments.

5  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                            Financial Statements
                                                                      Pages 8-24

7  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited


Principal                                                                            Market Value
   Amount                                           Coupon            Maturity         See Note 1
-------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes-103.6%
-------------------------------------------------------------------------------------------------
 New Jersey--87.9%
 $385,000    Camden County Improvement Authority
             (Cooper Health System)                  6.000%         02/15/2027        $   402,702
-------------------------------------------------------------------------------------------------
1,000,000    Higher Education Student Assistance
             Authority Student Loan                  6.000          06/01/2015          1,095,360
-------------------------------------------------------------------------------------------------
1,000,000    Hudson County Solid Waste Improvement
             Authority                               6.000          01/01/2029            913,360
-------------------------------------------------------------------------------------------------
5,000,000    Middlesex County Pollution Control
             Authority (Amerada Hess Corp.)          5.750          09/15/2032          4,952,550
-------------------------------------------------------------------------------------------------
  190,000    Monmouth County Improvement Authority
             (Millstone Township Board of Education) 5.550          02/15/2018            194,129
-------------------------------------------------------------------------------------------------
   90,000    Mount Laurel Township Municipal Utility
             Authority, Series A                     6.125          07/01/2013             93,632
-------------------------------------------------------------------------------------------------
  135,000    NJ EDA (American Airlines)              7.100          11/01/2031             40,501
-------------------------------------------------------------------------------------------------
1,250,000    NJ EDA (Bristol Glen)                   5.750          07/01/2029          1,127,238
-------------------------------------------------------------------------------------------------
  100,000    NJ EDA (Cadbury at Cherry Hill)         5.500          07/01/2018            102,471
-------------------------------------------------------------------------------------------------
5,505,000    NJ EDA (Continental Airlines)           6.250          09/15/2019          3,995,364
-------------------------------------------------------------------------------------------------
1,000,000    NJ EDA (Continental Airlines)           6.400          09/15/2023            720,770
-------------------------------------------------------------------------------------------------
3,000,000    NJ EDA (Continental Airlines)           6.250          09/15/2029          2,117,370
-------------------------------------------------------------------------------------------------
  100,000    NJ EDA (Courthouse Convalescent
             Center Project)                         8.700          02/01/2014            101,105
-------------------------------------------------------------------------------------------------
15,000,000   NJ EDA (Fairleigh Dickinson
             University), Series D                   6.000          07/01/2025         15,010,650
-------------------------------------------------------------------------------------------------
2,500,000    NJ EDA (Fairleigh Dickinson
             University), Series D                   5.250          07/01/2032          2,486,900
-------------------------------------------------------------------------------------------------
  750,000    NJ EDA (Masonic Charity Foundation
             of NJ)                                  6.000          06/01/2025            827,543
-------------------------------------------------------------------------------------------------
1,000,000    NJ EDA (Masonic Charity Foundation
             of NJ)                                  5.500          06/01/2031          1,047,710
-------------------------------------------------------------------------------------------------
   10,000    NJ EDA (NJ American Water Company)      5.500          06/01/2023             10,186
-------------------------------------------------------------------------------------------------
  500,000    NJ EDA (NJ American Water Company)      6.875          11/01/2034            550,475
-------------------------------------------------------------------------------------------------
  915,000    NJ EDA (Nui Corp.)                      5.250          11/01/2033            888,428
-------------------------------------------------------------------------------------------------
  500,000    NJ EDA (Public Service Electric & Gas)  6.400          05/01/2032            521,425
-------------------------------------------------------------------------------------------------
1,500,000    NJ EDA (St Francis Life Care Corp.)     5.600          10/01/2012          1,425,945
-------------------------------------------------------------------------------------------------
2,000,000    NJ EDA (St Francis Life Care Corp.)     5.750          10/01/2023          1,748,480
-------------------------------------------------------------------------------------------------
1,000,000    NJ EDA (United Methodist Homes of NJ)   5.125          07/01/2025            832,150
-------------------------------------------------------------------------------------------------
   15,000    NJ EDA Economic Recovery, Series A      6.000          03/15/2021             15,319
-------------------------------------------------------------------------------------------------
   20,000    NJ EDA Economic Recovery, Series A      6.000          03/15/2021             20,464
-------------------------------------------------------------------------------------------------
2,000,000    NJ EDA Retirement Community
             (Cedar Crest Village)                   7.250          11/15/2021          1,999,680
-------------------------------------------------------------------------------------------------
2,100,000    NJ EDA Retirement Community
             (Seabrook Village)                      8.000          11/15/2015          2,215,710
-------------------------------------------------------------------------------------------------
1,480,000    NJ EFA (Bloomfield College)             6.850          07/01/2030          1,553,186
-------------------------------------------------------------------------------------------------
  355,000    NJ EFA (Fairleigh Dickinson University),
             Series C                                6.625          07/01/2023            364,787
-------------------------------------------------------------------------------------------------
1,290,000    NJ EFA (Fairleigh Dickinson University),
             Series G                                5.700          07/01/2028          1,248,759
-------------------------------------------------------------------------------------------------
2,000,000    NJ EFA (Monmouth University)            5.800          07/01/2022          2,100,800
-------------------------------------------------------------------------------------------------
1,000,000    NJ EFA (Rider University)               5.000          07/01/2017          1,037,610
-------------------------------------------------------------------------------------------------
   20,000    NJ GO                                   6.000          02/15/2013             20,438
-------------------------------------------------------------------------------------------------
1,000,000    NJ Health Care Facilities Financing
             Authority (Atlantic City Medical
             Center)                                 5.750          07/01/2025          1,021,450
-------------------------------------------------------------------------------------------------
1,800,000    NJ Health Care Facilities Financing
             Authority (Columbus Hospital)           7.500          07/01/2021          1,550,466
-------------------------------------------------------------------------------------------------
  125,000    NJ Health Care Facilities Financing
             Authority (JFK Medical Center)          5.500          07/01/2023          127,555

8  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND


Principal                                                                            Market Value
   Amount                                           Coupon            Maturity         See Note 1
-------------------------------------------------------------------------------------------------
 New Jersey Continued
$1,000,000   NJ Health Care Facilities Financing
             Authority (Robert Wood Johnson
             University Hospital)                    5.750%         07/01/2025       $  1,061,530
-------------------------------------------------------------------------------------------------
   750,000   NJ Health Care Facilities Financing
             Authority (St Joseph's Hospital
             & Medical Center)                       6.000          07/01/2026            795,780
-------------------------------------------------------------------------------------------------
    40,000   NJ Health Care Facilities Financing
             Authority (Underwood Memorial Hospital) 5.700          07/01/2023             40,982
-------------------------------------------------------------------------------------------------
 2,000,000   NJ Health Care Facilities Financing
             Authority RITES 1,2                     16.442         08/01/2025          2,324,720
-------------------------------------------------------------------------------------------------
    75,000   NJ Hsg. & Mortgage Finance Agency
             (Presidential Plaza FHA-1)              7.000          05/01/2030             75,881
-------------------------------------------------------------------------------------------------
 1,000,000   NJ Hsg. & Mortgage Finance Agency,
             Series A                                6.250          05/01/2028          1,050,620
-------------------------------------------------------------------------------------------------
   125,000   NJ Hsg. & Mortgage Finance Agency,
             Series E1                               5.750          05/01/2025            131,481
-------------------------------------------------------------------------------------------------
   270,000   NJ Hsg. & Mortgage Finance Agency,
             Series J                                6.200          10/01/2025            278,311
-------------------------------------------------------------------------------------------------
 1,100,000   NJ Hsg. & Mortgage Finance Agency,
             Series U                                5.750          04/01/2018          1,153,548
-------------------------------------------------------------------------------------------------
    15,000   NJ Sports & Exposition Authority
             (Convention Center Luxury Tax),
             Series A                                5.500          07/01/2022             15,206
-------------------------------------------------------------------------------------------------
 7,500,000   NJ Tobacco Settlement Financing Corp.
             (TASC)                                  5.750          06/01/2032          6,708,150
-------------------------------------------------------------------------------------------------
 5,500,000   NJ Tobacco Settlement Financing Corp.
             (TASC)                                  6.000          06/01/2037          4,900,940
-------------------------------------------------------------------------------------------------
 6,500,000   NJ Tobacco Settlement Financing Corp.
             (TASC)                                  6.125          06/01/2042          5,792,020
-------------------------------------------------------------------------------------------------
10,000,000   NJ Tobacco Settlement Financing Corp.
             RITES 1,2                               9.926          06/01/2042          7,821,700
-------------------------------------------------------------------------------------------------
 2,500,000   NJ Transit Corp. ROLS, Series 15 1,2    9.110          09/15/2014          3,414,125
-------------------------------------------------------------------------------------------------
 5,055,000   Port Authority NY/NJ (Delta AirLines)   6.950          06/01/2008          5,101,051
-------------------------------------------------------------------------------------------------
   955,000   Port Authority NY/NJ (KIAC)             6.750          10/01/2019            981,454
-------------------------------------------------------------------------------------------------
 2,000,000   Port Authority NY/NJ (KIAC)             6.750          10/01/2011          2,094,860
-------------------------------------------------------------------------------------------------
   200,000   Port Authority NY/NJ, 94th Series       6.000          12/01/2014            217,106
-------------------------------------------------------------------------------------------------
    20,000   Riverside Township GO                   5.450          12/01/2010             20,259
-------------------------------------------------------------------------------------------------
 1,000,000   Salem County Pollution Control
             (PSEG Power, LLC)                       5.750          04/01/2031            983,470
-------------------------------------------------------------------------------------------------
   140,000   Salem County Industrial Pollution
             Control Financing Authority (Public
             Service Electric & Gas)                 5.700          05/01/2028            143,363
-------------------------------------------------------------------------------------------------
   130,000   Salem County Pollution Control
             Financing Authority (E.I. Dupont
             DeNemours)                              6.500          11/15/2021            131,509
-------------------------------------------------------------------------------------------------
    15,000   Salem County Pollution Control
             Financing Authority (E.I. Dupont
             DeNemours)                              6.125          07/15/2022             15,318
-------------------------------------------------------------------------------------------------
    15,000   Scotch Plains Township Senior Citizens
             Hsg. Corp.                              5.750          09/01/2023             15,209
-------------------------------------------------------------------------------------------------
 1,500,000   South Jersey Port Corp.                 5.200          01/01/2023          1,503,960
-------------------------------------------------------------------------------------------------
   750,000   South Jersey Port Corp.                 5.250          01/01/2024            753,705
                                                                                     ------------
                                                                                      102,008,926
-------------------------------------------------------------------------------------------------
U. S Possessions--15.7%
 1,500,000   Northern Mariana Islands, Series A      6.250          03/15/2028          1,522,155
-------------------------------------------------------------------------------------------------
   100,000   Puerto Rico ITEMECF (Ana G. Mendez
             University)                             5.375          02/01/2019            101,887
-------------------------------------------------------------------------------------------------
   965,000   Puerto Rico ITEMECF (Congeneration
             Facilities)                             6.625          06/01/2026            996,334
-------------------------------------------------------------------------------------------------
    40,000   Puerto Rico ITEMECF
             (Polytechnic University of Puerto Rico) 5.500          08/01/2024             41,668
-------------------------------------------------------------------------------------------------
   375,000   Puerto Rico ITEMECF
             (Polytechnic University of Puerto Rico) 6.500          08/01/2024            411,480
-------------------------------------------------------------------------------------------------
 1,000,000   Puerto Rico Municipal Finance Agency
             RITES 1,2                               10.016         08/01/2015          1,305,030
-------------------------------------------------------------------------------------------------
    15,000   Puerto Rico Port Authority, Series D    6.000          07/01/2021             15,305
-------------------------------------------------------------------------------------------------
   110,000   Puerto Rico Port Authority (American
             Airlines), Series A                     6.300          06/01/2023             31,900


9  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued






Principal                                                                            Market Value
   Amount                                           Coupon            Maturity         See Note 1
-------------------------------------------------------------------------------------------------
 U. S Possessions Continued
$6,400,000   Puerto Rico Port Authority (American
             Airlines), Series A                     6.250%         06/01/2026       $  1,855,936
-------------------------------------------------------------------------------------------------
   620,000   University of V.I., Series A            5.750          12/01/2013            668,360
-------------------------------------------------------------------------------------------------
 1,000,000   University of V.I., Series A            6.000          12/01/2024          1,050,580
-------------------------------------------------------------------------------------------------
   115,000   V.I. Hsg. Finance Authority             6.500          03/01/2025            118,471
-------------------------------------------------------------------------------------------------
 5,000,000   V.I. Public Finance Authority
             (Hovensa Coker)                         6.500          07/01/2021          5,030,500
-------------------------------------------------------------------------------------------------
 1,515,000   V.I. Public Finance Authority,
             Series A                                6.375          10/01/2019          1,681,589
-------------------------------------------------------------------------------------------------
   300,000   V.I. Public Finance Authority, Series E 5.875          10/01/2018            305,433
-------------------------------------------------------------------------------------------------
 2,500,000   V.I. Public Finance Authority, Series E 6.000          10/01/2022          2,532,675
-------------------------------------------------------------------------------------------------
   290,000   V.I. Water & Power Authority            5.300          07/01/2018            288,747
-------------------------------------------------------------------------------------------------
   175,000   V.I. Water & Power Authority            5.300          07/01/2021            170,358
                                                                                     ------------
                                                                                       18,128,408

-------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $123,611,715)--103.6%                              120,137,334
-------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(3.6)%                                         (4,114,494)
                                                                                     ------------
 Net Assets--100.0%                                                                  $116,022,840
                                                                                     ============

Footnotes to the Statement of Investments

To simplify the listing of securities, abbreviations are used per the table below:

EDA      Economic Development Authority
EFA      Educational Facilities Authority
FHA      Federal Housing Agency
GO       General Obligation
ITEMECF Industrial, Tourist, Educational, Medical and Environmental Community Facilities
RITES    Residual Interest Tax Exempt Security
ROLS     Residual Option Longs
TASC     Tobacco Settlement Asset-Backed Bonds
V.I.     United States Virgin Islands



1. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

10  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Industry Concentrations  January 31, 2003

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                 Market Value          Percent
------------------------------------------------------------------------
 Higher Education                         $ 26,076,667             21.7%
 Tobacco                                    25,222,810             21.0
 Airlines                                   13,862,892             11.5
 Adult Living Facilities                    11,325,560              9.4
 Hospital/Health Care                        7,427,656              6.2
 Pollution Control                           6,825,585              5.7
 Gas Utilities                               5,840,978              4.9
 Electric Utilities                          4,625,386              3.9
 Sales Tax Revenue                           4,519,697              3.8
 Marine/Aviation Facilities                  4,012,231              3.3
 Municipal Leases                            3,449,908              2.9
 Single Family Housing                       1,550,329              1.3
 General Obligation                          1,345,727              1.1
 Multifamily Housing                         1,273,192              1.0
 Student Loans                               1,095,360              0.9
 Resource Recovery                             913,360              0.7
 Water Utilities                               560,661              0.5
 Education                                     194,129              0.2
 Sports Facility Revenue                        15,206              0.0
                                          ------------------------------
 Total                                    $120,137,334            100.0%
                                          ==============================



--------------------------------------------------------------------------------
Summary of Ratings  January 31, 2003 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Rating                                                   Percent
------------------------------------------------------------------
 AAA                                                         11.1%
 AA                                                           1.4
 A                                                           30.8
 BBB                                                         35.3
 BB                                                           5.8
 B                                                            5.7
 CCC                                                          1.3
 CC                                                           0.0
 C                                                            0.0
 D                                                            0.0
 Not Rated                                                    8.6
                                                            ------
 Total                                                      100.0%
                                                            ======



Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

See accompanying Notes to Financial Statements.

11  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003
---------------------------------------------------------------------------
 Assets
 Investments, at value (cost $123,611,715)--see
 accompanying statement                                       $120,137,334
---------------------------------------------------------------------------
 Cash                                                              474,735
---------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                        2,249,484
 Shares of beneficial interest sold                                444,263
 Other                                                               4,328
                                                              -------------
 Total assets                                                  123,310,144

---------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Notes payable to bank (interest rate 2.00% at
 January 31, 2003)                                               6,700,000
 Dividends                                                         349,937
 Investments purchased                                             133,700
 Trustees' compensation                                             20,434
 Shares of beneficial interest redeemed                             16,665
 Distribution and service plan fees                                 14,512
 Transfer and shareholder servicing agent fees                       4,834
 Other                                                              47,222
                                                              -------------
 Total liabilities                                               7,287,304

---------------------------------------------------------------------------
 Net Assets                                                   $116,022,840
                                                              =============

---------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                              $124,036,106
---------------------------------------------------------------------------
 Undistributed net investment income                               499,106
---------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions       (5,037,991)
---------------------------------------------------------------------------
 Net unrealized depreciation on investments                     (3,474,381)
                                                              -------------
 Net Assets                                                   $116,022,840
                                                              =============

---------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based
 on net assets of $54,353,045 and 5,131,406 shares of
 beneficial interest outstanding)                                   $10.59
 Maximum offering price per share (net asset value plus
 sales charge of 4.75% of offering price)                           $11.12
---------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $44,296,373
 and 4,177,453 shares of beneficial interest outstanding)           $10.60
---------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $17,373,422
 and 1,639,237 shares of beneficial interest outstanding)           $10.60

 See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003
------------------------------------------------------------------------
 Investment Income
 Interest                                                   $ 3,826,750

------------------------------------------------------------------------
 Expenses
 Management fees                                                334,037
------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                         36,534
 Class B                                                        200,626
 Class C                                                         69,863
------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                         15,777
 Class B                                                         12,595
 Class C                                                          4,429
------------------------------------------------------------------------
 Interest expense                                                80,400
------------------------------------------------------------------------
 Shareholder reports                                             74,166
------------------------------------------------------------------------
 Trustees' compensation                                           3,287
------------------------------------------------------------------------
 Custodian fees and expenses                                        814
------------------------------------------------------------------------
 Other                                                            9,977
                                                            ------------
 Total expenses                                                 842,505
 Less reduction to custodian expenses                              (814)
 Less voluntary waiver of expenses                             (111,346)
                                                            ------------
 Net expenses                                                   730,345

------------------------------------------------------------------------
 Net Investment Income                                        3,096,405

------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                             4,842,650
------------------------------------------------------------------------
 Net change in unrealized depreciation on investments        (9,461,933)
                                                            ------------
 Net realized and unrealized loss                            (4,619,283)

------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations       $(1,522,878)
                                                            ============


 See accompanying Notes to Financial Statements.

13  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months          Year
                                                               Ended         Ended
                                                    January 31, 2003      July 31,
                                                         (Unaudited)          2002
----------------------------------------------------------------------------------
 Operations
 Net investment income                                  $  3,096,405  $  4,204,020
----------------------------------------------------------------------------------
 Net realized gain (loss)                                  4,842,650      (824,243)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     (9,461,933)    1,576,648
                                                        --------------------------
 Net increase (decrease) in net assets resulting
 from operations                                          (1,522,878)    4,956,425

----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                  (1,341,928)   (2,023,988)
 Class B                                                    (994,509)   (1,645,824)
 Class C                                                    (347,009)     (388,173)

----------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                   9,009,323     7,709,022
 Class B                                                   2,033,943     4,357,265
 Class C                                                   5,328,805     3,921,841

----------------------------------------------------------------------------------
 Net Assets
 Total increase                                           12,165,747    16,886,568
----------------------------------------------------------------------------------
 Beginning of period                                     103,857,093    86,970,525
                                                        --------------------------
 End of period [including undistributed net investment
 income of $499,106 and $86,147, respectively]          $116,022,840  $103,857,093
                                                        --------------------------



 See accompanying Notes to Financial Statements.

14  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS  Unaudited


 For the Six Months Ended January 31, 2003
----------------------------------------------------------------------------
 Cash Flows from Operating Activities
 Net decrease in net assets from operations                   $  (1,522,878)
----------------------------------------------------------------------------
 Adjustments to reconcile net decrease in net assets
 from operations  to net cash used in operating activities:
 Proceeds from disposition of investment securities              87,658,559
 Unrealized depreciation on securities                            9,461,933
 Decrease in receivable for securities sold                       4,086,683
 Increase in accrued expenses                                        48,437
 Increase in other assets                                          (234,941)
 Increase in interest receivable                                   (946,871)
 Decrease in payable for securities purchased                    (5,758,319)
 Purchase of investment securities                             (113,919,822)
                                                              --------------
 Net cash used in operating activities                          (21,127,219)

----------------------------------------------------------------------------
 Cash Flows from Financing Activities
 Proceeds from shares sold                                       25,559,077
 Increase in loan payable                                         6,700,000
 Cash distributions paid                                         (1,212,343)
 Payment on shares redeemed                                     (10,658,109)
                                                              --------------
 Net cash provided by financing activities                       20,388,625

----------------------------------------------------------------------------
 Net decrease in cash                                              (738,594)
----------------------------------------------------------------------------
 Cash, beginning balance                                          1,213,329
                                                              --------------
 Cash, ending balance                                         $     474,735
                                                              ==============



 See accompanying Notes to Financial Statements.

15  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                        Six Months                                              Year
                                             Ended                                             Ended
                                  January 31, 2003                                          July 31,
 Class A                               (Unaudited)      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period       $10.99    $10.89    $10.36    $11.21    $11.58    $11.54
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .32       .53       .55       .53       .55       .58
 Net realized and unrealized gain (loss)      (.44)      .08       .51      (.82)     (.36)      .09
                                            --------------------------------------------------------
 Total from investment operations             (.12)      .61      1.06      (.29)      .19       .67
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income         (.28)     (.51)     (.53)     (.55)     (.55)     (.59)
 Distributions from net realized gain           --        --        --      (.01)     (.01)     (.04)
                                            --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                (.28)     (.51)     (.53)     (.56)     (.56)     (.63)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.59    $10.99    $10.89    $10.36    $11.21    $11.58
                                            ========================================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1          (1.04)%    5.79%    10.42%    (2.47)%    1.57%     5.96%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)  $54,353   $47,305   $39,185   $31,937   $42,289   $33,060
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $50,857   $42,809   $35,710   $35,286   $38,999   $24,909
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                        5.98%     4.88%     5.08%     5.26%     4.71%     4.94%
 Expenses                                     1.10%     0.84%     0.87%     1.09%     1.10%     1.14% 3
 Expenses, net of voluntary waiver of
 expenses and/or reduction to custodian
 expenses and/or interest expenses            0.75% 4   0.63%     0.67%     0.79%     0.63%     0.38%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        79%       26%       27%      101%       70%       46%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                        Six Months                                              Year
                                             Ended                                             Ended
                                  January 31, 2003                                          July 31,
 Class B                               (Unaudited)      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period       $11.00    $10.90    $10.37    $11.21    $11.58    $11.53
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .28       .45       .47       .47       .47       .50
 Net realized and unrealized gain (loss)      (.44)      .08       .51      (.83)     (.37)      .09
                                            --------------------------------------------------------
 Total from investment operations             (.16)      .53       .98      (.36)      .10       .59
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income         (.24)     (.43)     (.45)     (.47)     (.46)     (.50)
 Distributions from net realized gain           --        --        --      (.01)     (.01)     (.04)
                                            --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                (.24)     (.43)     (.45)     (.48)     (.47)     (.54)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.60    $11.00    $10.90    $10.37    $11.21    $11.58
                                            ========================================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1          (1.42)%    4.99%     9.58%    (3.11)%    0.81%     5.25%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)  $44,296   $43,888   $39,164   $35,338   $44,322   $33,062
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $44,222   $41,532   $36,447   $38,064   $39,842   $25,556
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                        5.20%     4.12%     4.34%     4.50%     3.96%     4.17%
 Expenses                                     1.86%     1.60%     1.62%     1.85%     1.85%     1.89% 3
 Expenses, net of voluntary waiver of
 expenses and/or reduction to custodian
 expenses and/or interest expenses            1.51% 4   1.39%     1.42%     1.55%     1.38%     1.14%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        79%       26%       27%      101%       70%       46%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

                                        Six Months                                              Year
                                             Ended                                             Ended
                                  January 31, 2003                                          July 31,
 Class C                               (Unaudited)      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period       $10.99    $10.89    $10.36    $11.21    $11.58    $11.53
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .27       .44       .47       .46       .46       .50
 Net realized and unrealized gain (loss)      (.42)      .09        .51     (.83)     (.36)      .09
                                            --------------------------------------------------------
 Total from investment operations             (.15)      .53       .98      (.37)      .10       .59
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income         (.24)     (.43)     (.45)     (.47)     (.46)     (.50)
 Distributions from net realized gain           --        --        --      (.01)     (.01)     (.04)
                                            --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                (.24)     (.43)     (.45)     (.48)     (.47)     (.54)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.60    $10.99    $10.89    $10.36    $11.21    $11.58
                                            ========================================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1          (1.33)%    4.99%     9.59%    (3.20)%    0.81%     5.24%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)  $17,373   $12,664    $8,622    $7,142    $9,732    $6,463
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $15,424   $ 9,831    $7,301    $8,198    $8,483    $3,631
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                        5.21%     4.10%     4.33%     4.51%     3.96%     4.20%
 Expenses                                     1.86%     1.60%     1.62%     1.85%     1.85%     1.92% 3
 Expenses, net of voluntary waiver of
 expenses and/or reduction to custodian
 expenses and/or interest expenses            1.51% 4   1.39%     1.42%     1.55%     1.38%     1.12%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        79%       26%       27%      101%       70%       46%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $14,865,575 as of January 31, 2003. Including the effect of leverage, inverse floaters represent 15.64% of the Fund's total assets as of January 31, 2003.
--------------------------------------------------------------------------------
Security Credit Risk. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

19  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $5,037,994. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008        $1,327,407
                              2009         6,697,851
                              2010         1,551,532
                                          ----------
                              Total       $9,576,790
                                          ==========

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2003, the Fund's projected benefit obligations were increased by $1,038 resulting in an accumulated liability of $18,983 as of January 31, 2003.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

20  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended January 31, 2003 and year ended July 31, 2002 was as follows:

                                        Six Months Ended        Year Ended
                                        January 31, 2003     July 31, 2002
                 ---------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends    $2,683,446        $4,057,985
                 Long-term capital gain               --                --
                 Return of capital                    --                --
                                              ----------------------------
                 Total                        $2,683,446        $4,057,985
                                              ============================

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                   Six Months Ended January 31, 2003      Year Ended July 31, 2002
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                        1,217,531   $13,256,207      1,270,051    $13,768,956
 Dividends and/or
 distributions reinvested       66,871       729,812         95,545      1,033,564
 Redeemed                     (458,937)   (4,976,696)      (658,419)    (7,093,498)
                             ------------------------------------------------------
 Net increase                  825,465   $ 9,009,323        707,177    $ 7,709,022
                             ======================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                          538,735   $ 5,855,574      1,202,397    $13,034,772
 Dividends and/or
 distributions reinvested       50,199       548,560         78,885        854,215
 Redeemed                     (402,163)   (4,370,191)      (883,955)    (9,531,722)
                             ------------------------------------------------------
 Net increase                  186,771   $ 2,033,943        397,327    $ 4,357,265
                             ======================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                          590,844   $ 6,447,296        553,069    $ 5,993,189
 Dividends and/or
 distributions reinvested       17,655       192,731         19,189        207,721
 Redeemed                     (121,364)   (1,311,222)      (211,598)    (2,279,069)
                             ------------------------------------------------------
 Net increase                  487,135   $ 5,328,805        360,660    $ 3,921,841
                             ======================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $113,919,822 and $92,466,741, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager can withdraw the voluntary waiver at any time. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.



22  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A    Concessions    Concessions    Concessions
                        Front-End      Front-End     on Class A     on Class B     on Class C
                    Sales Charges  Sales Charges         Shares         Shares         Shares
                       on Class A    Retained by    Advanced by    Advanced by    Advanced by
 Six Months Ended          Shares    Distributor  Distributor 1  Distributor 1  Distributor 1
---------------------------------------------------------------------------------------------
 January 31, 2003        $195,547        $30,609         $6,365       $189,769        $52,075

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A             Class B              Class C
                            Contingent          Contingent           Contingent
                              Deferred            Deferred             Deferred
                         Sales Charges       Sales Charges        Sales Charges
                           Retained by         Retained by          Retained by
 Six Months Ended          Distributor         Distributor          Distributor
-------------------------------------------------------------------------------
 January 31, 2003                  $--             $97,987               $2,467


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $36,534, all of which were paid by the Distributor to recipients, and included $1,016 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

23  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                          Distributor's
                                                         Distributor's         Aggregate
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments  Amount Retained       Expenses     of Net Assets
                            Under Plan   by Distributor     Under Plan          of Class
-----------------------------------------------------------------------------------------
 Class B Plan                 $200,626         $174,165     $1,497,688              3.38%
 Class C Plan                   69,863           33,346        249,227              1.43


--------------------------------------------------------------------------------
5. Illiquid Securities
As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $14,865,575, which represents 12.81% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $6,700,000 at January 31, 2003 at an interest rate of 2.00%. For the six months ended January 31, 2003, the average monthly loan balance was $7,912,124 at an average interest rate of 2.121%. The Fund had gross borrowings and gross loan repayments of $70,200,000 and $63,500,000, respectively, during the six months ended January 31, 2003. The maximum amount of borrowings outstanding at any month-end was $28,500,000. The Fund paid $131 in commitment fees during the six months ended January 31, 2003.

24  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

 A Series of Oppenheimer Multi-States Municipal Trust
--------------------------------------------------------------------------------
 Trustees and Officers             Clayton K. Yeutter, Chairman and Trustee
                                   Donald W. Spiro, Vice Chairman and Trustee
                                   John V. Murphy, President and Trustee
                                   Robert G. Galli, Trustee
                                   Phillip A. Griffiths, Trustee
                                   Benjamin Lipstein, Trustee
                                   Joel W. Motley, Trustee
                                   Elizabeth B. Moynihan, Trustee
                                   Kenneth A. Randall, Trustee
                                   Edward V. Regan, Trustee
                                   Russell S. Reynolds, Jr., Trustee
                                   Ronald H. Fielding, Vice President
                                   Robert G. Zack, Secretary
                                   Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor                OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                       OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder          OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors              KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                     Mayer Brown Rowe & Maw

                                   The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

25  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

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Representatives also available Mon-Fri 8am-9pm ET
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--------------------------------------------------------------------------------
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Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
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RS0395.001.0103  April 1, 2003